EXHIBIT 99



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FROM:      Franklin Resources, Inc.
           Corporate Communications:  Holly Gibson Brady (650) 312-4701
           Investor Relations: Alan Weinfeld (650) 525-8900
           franklintempleton.com
--------------------------------------------------------------------------------
                                                          FOR IMMEDIATE RELEASE

           Franklin Resources, Inc. Announces Third Quarter Results

      San Mateo, CA, July 27, 2000-- Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE:BEN) today reported net income of $140.4 million, or $0.58 per share diluted, on revenues of $568.9 million for the quarter ended June 30, 2000 compared with net income of $143.4 million, or $0.58 per share diluted, on revenues of $612.5 million in the preceding quarter and net income of $123.3 million, or $0.49 per share diluted, on revenues of $566.8 million in the comparable quarter a year ago.
      Net income for the nine months ended June 30, 2000 was $421.3 million, or $1.70 per share diluted, on revenues of $1,747.1 million as compared to net income of $294.3 million, or $1.16 per share diluted, on revenues of $1,688.5 million a year ago. Pretax restructuring charges of $58.5 million, or $0.17 per share diluted, were incurred in the comparable period last year.
      As of June 30, 2000, assets under management by the company's subsidiaries were $229.9 billion, compared to $233.4 billion in the preceding quarter and $227.7 billion at this time last year. Simple monthly average assets under management during the current quarter were $228.0 billion compared to $231.0 billion in the preceding quarter and $223.6 billion in the same quarter a year ago.
   Franklin Templeton Investments provides global and domestic investment management, shareholder and distribution services to the Franklin, Templeton and Mutual Series mutual funds, institutional and private accounts in over 100 different nations worldwide. Franklin Templeton Investments' headquarters are located at 777 Mariners Island Blvd., San Mateo, CA.
   Statements in this press release regarding Franklin Templeton Investments' business which are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risk and uncertainties. For a discussion of such risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the company's Annual Report, Form 10-K for the most recently ended fiscal year as well as other documents filed by the company with the Securities and Exchange Commission.


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FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except assets under management and per share data.)

                              THREE MONTHS ENDED          NINE MONTHS ENDED
                                   JUNE 30                     JUNE 30
                              --------------------------------------------------
                                  2000         1999           2000         1999
                                  ----         ----          -----         ----
OPERATING REVENUES
Investment management fees     $344,805      $340,515     $1,044,856    $993,304
Underwriting and distribution
   fees                         165,181       176,118        529,557     543,128
Shareholder servicing fees       54,143        45,376        159,104     138,872
Other                             4,768         4,766         13,573      13,221
                              --------------------------------------------------
TOTAL OPERATING REVENUES        568,897       566,775      1,747,090   1,688,525
                              --------------------------------------------------

OPERATING EXPENSES
Underwriting and distribution   142,684       151,353       462,728      467,699
Compensation and benefits       133,125       126,821       398,555      389,451
Information systems,
   technology and occupancy      50,708        53,829       153,780      154,419
Advertising and promotion        25,279        26,379        73,719       80,010
Amortization of deferred
   sales commissions             20,980        23,600        63,211       71,582
Amortization of intangible
   assets                         9,283         9,283        27,849       27,939
Other                            18,006        19,004        58,704       60,579
Restructuring charges                 -             -             -       58,455
                              --------------------------------------------------
TOTAL OPERATING EXPENSES        400,065       410,269     1,238,546    1,310,134
                              --------------------------------------------------

OPERATING INCOME                168,832       156,506       508,544      378,391
                              --------------------------------------------------

OTHER INCOME (EXPENSE)
Investment and other income      19,836        12,227        56,267       37,253
Interest expense                (3,998)       (4,876)      (10,542)     (15,825)
                              --------------------------------------------------
OTHER INCOME (EXPENSE), NET      15,838         7,351        45,725       21,428
                              --------------------------------------------------

INCOME BEFORE TAXES ON INCOME   184,670       163,857       554,269      399,819
TAXES ON INCOME                  44,300        40,550       133,003      105,549
                              --------------------------------------------------

NET INCOME                     $140,370      $123,307      $421,266     $294,270
                              ==================================================

EARNINGS PER SHARE
       BASIC                   $  0.58          $0.49       $  1.71        $1.17
       DILUTED                 $  0.58          $0.49       $  1.70        $1.16

DIVIDENDS PER SHARE              $0.06         $0.055         $0.18       $0.165

AVERAGE SHARES OUTSTANDING (in thousands)
       BASIC                    243,542       252,103       246,933      252,161
       DILUTED                  243,741       252,595       247,121      252,685

ASSETS UNDER MANAGEMENT (in millions)
       END OF PERIOD           $229,878      $227,734      $229,878     $227,734

       SIMPLE MONTHLY
         AVERAGE FOR PERIOD    $227,991      $223,620      $226,426     $219,287


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


FRANKLIN RESOURCES, INC. CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except assets
Under management and per share data.)

                               THREE MONTHS ENDED

                               30-JUN-00   31-MAR-00   31-DEC-99    30-SEP-99    30-JUN-99
OPERATING REVENUES
Investment management fees       $344,805    $356,009    $344,042     $347,308     $340,515
Underwriting and distribution
fees                              165,181     200,133     164,243      175,743      176,118
Shareholder servicing fees         54,143      53,202      51,759       46,076       45,376
Other                               4,768       3,182       5,623        4,845        4,766
                                 ----------------------------------------------------------
TOTAL OPERATING REVENUES          568,897     612,526     565,667      573,972      566,775
                                 ----------------------------------------------------------

OPERATING EXPENSES
Underwriting and distribution     142,684     176,876     143,168      152,348      151,353
Compensation and benefits         133,125     134,581     130,849      125,686      126,821
Information systems,
  technology and occupancy         50,708      51,441      51,631       58,076       53,829
Advertising and promotion          25,279      25,895      22,545       25,925       26,379
Amortization of deferred
  sales commissions                20,980      21,600      20,631       24,366       23,600
Amortization of intangible
  assets                            9,283       9,283       9,283        9,281        9,283
Other                              18,006      20,773      19,925       17,573       19,004
                                   --------------------------------------------------------
TOTAL OPERATING EXPENSES          400,065     440,449     398,032      413,255      410,269
                                  ---------------------------------------------------------

OPERATING INCOME                  168,832     172,077     167,635      160,717      156,506
                                  ---------------------------------------------------------

OTHER INCOME (EXPENSE)
Investment and other income        19,836      19,752      16,679       18,681       12,227
Interest expense                   (3,998)     (3,180)     (3,364)     (5,133)      (4,876)
                                   --------------------------------------------------------
OTHER INCOME (EXPENSE), NET        15,838      16,572      13,315      13,548         7,351
                                   --------------------------------------------------------

INCOME BEFORE TAXES ON INCOME     184,670     188,649     180,950     174,265       163,857
TAXES ON INCOME                    44,300      45,275      43,428      41,824        40,550
                                   --------------------------------------------------------

NET INCOME                       $140,370    $143,374    $137,522    $132,441      $123,307
                                 ===========================================================

EARNINGS PER SHARE
        BASIC                      $ 0.58       $0.58       $0.55       $0.53         $0.49
        DILUTED                    $ 0.58       $0.58       $0.55       $0.52         $0.49

DIVIDENDS PER SHARE                 $0.06       $0.06       $0.06      $0.055        $0.055

AVERAGE SHARES OUTSTANDING (in thousands)
        BASIC                     243,542     246,826     250,432     252,005       252,103
        DILUTED                   243,741     246,998     250,592     252,618       252,595

ASSETS UNDER MANAGEMENT (in millions)
        END OF PERIOD            $229,878    $233,358    $235,047    $218,100      $227,734
        SIMPLE MONTHLY AVERAGE
          FOR PERIOD             $227,991    $231,042    $224,135    $223,345      $223,620


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

ASSETS UNDER MANAGEMENT


(In billions)                  30-JUN-00    31-MAR-00    31-DEC-99    30-SEP-99     30-JUN-99
                          -------------------------------------------------------------------
Franklin Templeton Investments
    Equity
                                  $103.6       $106.2       $111.0        $96.8        $102.0
        Global/international
        Domestic                    49.6         49.3         44.3         37.6          40.4
                                  -----------------------------------------------------------
        Total Equity               153.2        155.5        155.3        134.4         142.4
                                  -----------------------------------------------------------

     Hybrid funds                    8.9          9.0          9.6         10.2          10.8

     Fixed income
        Tax-free                    43.8         44.6         45.2         48.2          50.0
        Taxable
            Domestic                15.3         15.0         15.4         15.8          15.9
            Global/international     3.5          3.6          3.9          3.9           3.9
                                  -----------------------------------------------------------
        Total Fixed Income          62.6         63.2         64.5         67.9          69.8
                             ----------------------------------------------------------------

     Money funds                     5.2          5.7          5.6          5.6           4.7

                                  ===========================================================
Total Franklin
   Templeton Investments          $229.9       $233.4       $235.0       $218.1        $227.7
                                  ============================================================

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